Exhibit 99.1

WEX Completes Acquisition of Discovery Benefits, Inc.

SOUTH PORTLAND, Maine--(BUSINESS WIRE)--March 5, 2019--WEX Inc. (NYSE: WEX), a leading financial technology service provider, announced today that it has completed the previously announced acquisition of Discovery Benefits, Inc. (“DBI”), a high-growth employee benefits administrator to more than one million consumers across all 50 states.

“The acquisition of Discovery Benefits is a significant milestone for WEX as it combines two integral parts of the consumer-directed benefits value chain, strengthening WEX’s position as a leading provider of innovative healthcare technology solutions,” said Melissa Smith, the Chief Executive Officer of WEX. “We are excited to provide partners and customers with a more comprehensive suite of products and services, and expand the Company’s diverse go-to-market channels to include consulting firms and brokers.”

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

This press release contains "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such by the context of the statements, including words such as “believe,” “expect,” “anticipate,” “plan,” “may,” “would,” “intend,” “estimate,” “guidance” and other similar expressions, whether in the negative or affirmative, although not all forward-looking statements contain such words. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which the Company operates and management’s beliefs and assumptions. There can be no assurance that the acquisition will: strengthen the Company’s position as a leading provider of innovative healthcare technology solutions; provide partners and customers with a more comprehensive suite of products and services; or, expand the Company’s diverse go-to-market channels to include consulting firms and brokers. The Company cannot guarantee that it actually will achieve the financial results, plans, intentions, expectations or guidance disclosed in the forward-looking statements made. Such forward-looking statements involve a number of risks and uncertainties, any one or more of which could cause actual results to differ materially from those described in such forward-looking statements. Such risks and uncertainties include or relate to, among other things: the effects of general economic conditions on fueling patterns as well as payment and transaction processing activity; the impact of foreign currency exchange rates on the Company’s operations, revenue and income; changes in interest rates; the impact of fluctuations in fuel prices; the effects of the Company’s business expansion and acquisition efforts; potential adverse changes to business or employee relationships, including those resulting from the completion of an acquisition; competitive responses to any acquisitions; uncertainty of the expected financial performance of the combined operations following completion of an acquisition; the ability to successfully integrate the Company's acquisitions; the ability to realize anticipated synergies and cost savings; unexpected costs, charges or expenses resulting from an acquisition; the Company's failure to successfully operate and expand ExxonMobil's European and Asian commercial fuel card programs; the failure of corporate investments to result in anticipated strategic value; the impact and size of credit losses; the impact of changes to the Company's credit standards; breaches of the Company’s technology systems or those of third-party service providers and any resulting negative impact on the Company’s reputation, liabilities or relationships with customers or merchants; the Company’s failure to maintain or renew key agreements; failure to expand the Company’s technological capabilities and service offerings as rapidly as the Company’s competitors; failure to successfully implement the Company’s information technology strategies and capabilities in connection with its technology outsourcing and insourcing arrangements and any resulting cost associated with that failure; the actions of regulatory bodies, including banking and securities regulators, or possible changes in banking or financial regulations impacting the Company’s industrial bank, the Company as the corporate parent or other subsidiaries or affiliates; the impact of the Company’s outstanding notes on its operations; the impact of increased leverage on the Company's operations, results or borrowing capacity generally, and as a result of acquisitions specifically; the incurrence of impairment charges if the Company’s assessment of the fair value of certain reporting units changes; the uncertainties of litigation; as well as other risks and uncertainties identified in Item 1A of the Company’s Annual Report for the year ended December 31, 2017, filed on Form 10-K with the Securities and Exchange Commission on March 1, 2018.

The Company's forward-looking statements do not reflect the potential future impact of any alliance, merger, acquisition, disposition or stock repurchases. The forward-looking statements speak only as of the date of this press release and undue reliance should not be placed on these statements. The Company disclaims any obligation to update any forward-looking statements as a result of new information, future events or otherwise.

About WEX

Powered by the belief that complex payment systems can be made simple, WEX (NYSE: WEX) is a leading financial technology service provider across a wide spectrum of sectors, including fleet, travel and healthcare. WEX operates in more than 10 countries and in more than 20 currencies through more than 4,800 associates around the world. WEX fleet cards offer 11.5 million vehicles exceptional payment security and control; Purchase volume in its travel and corporate solutions grew to $30.3 billion in 2017; And the WEX Health financial technology platform helps 300,000 employers and more than 25 million consumers better manage healthcare expenses. For more information, visit www.wexinc.com.

CONTACT:
Media:
Jessica Roy
jessica.roy@wexinc.com
207.523.6763

Investors:
Steve Elder
steve.elder@wexinc.com
207.523.7769